UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2006
COMPASS DIVERSIFIED TRUST
(Exact name of registrant as specified in its charter)

Delaware	0-51937	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51938 (Commission File Number)	20-3812051 (I.R.S. Employer Identification No.)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On July 31, 2006, Compass Group Diversified Holdings LLC (the “Company”), a wholly-owned subsidiary of Compass Group Diversified Trust (the “Trust” and, together with the LLC, collectively “CODI,” “us” or “we”), entered into a Stock and Note Purchase Agreement with Compass Group Investments, Inc. (“CGI”) and Compass Medical Mattresses Partners, LP (the “Seller”), a wholly- owned, indirect subsidiary of CGI, to purchase approximately 47.3% of the outstanding capital stock, on a fully-diluted basis, of Anodyne Medical Device, Inc. (“Anodyne”), which represents approximately 72.7% of the voting power of all Anodyne stock. Pursuant to the same agreement, the Company also acquired from the Seller all of the outstanding debt under Anodyne’s credit facility (the “Original Loans”). On the same date, the Company entered into a Note Purchase and Sale Agreement with CGI and the Seller for the purchase from the Seller of a secured promissory note (the “Promissory Note”) issued by a borrower controlled by Anodyne’s chief executive officer.
     The Company paid an aggregate of approximately $30.4 million for the Anodyne stock, the Original Loans and the Promissory Note, which purchase price was paid by the Company in the form of $17.3 million in cash and 950,000 shares of newly issued shares in the Trust. The shares were valued at $13.1 million or $13.77 per share, the average closing price of the shares on the Nasdaq Global Market for the ten trading days ending on July 27, 2006. Transaction expenses were approximately $700,000. The cash consideration and transaction expenses were funded by the Company through available cash and a drawing on the Company’s existing credit facility of approximately $18.0 million.
     Anodyne, a leading manufacturer of medical support surfaces and patient positioning devices headquartered in Los Angeles, California, was established in February 2006 by CGI and Anodyne’s chief executive officer to acquire AMF Support Surfaces, Inc. (“AMF”) and the business of SenTech Medical Systems, Inc. (“SenTech”), located in Corona, California and Coral Springs, Florida, respectively. AMF is a leading manufacturer of powered and static mattress replacement systems, mattress overlays, seating cushions and patient positing devices. SenTech is a leading designer and manufacturer of advanced electronically controlled alternating pressure, low air loss and lateral rotation specialty support surfaces for the wound care industry.
     Concurrent with the closing of the Company’s acquisition of Anodyne, the Company amended Anodyne’s credit facility and made available to Anodyne a secured revolving loan commitment and secured term loans. The loans to Anodyne are secured by security interests in all of the assets of Anodyne and the pledge of the equity interests in Anodyne’s subsidiaries. In addition to being similar to the terms and conditions of the credit facilities in place with our existing businesses, except as to amount and the inclusion of a separate acquisition facility, the Company believes that the terms of the loans are fair and reasonable given the leverage and risk profile of Anodyne.
     The Promissory Note will continue to be secured by a pledge of all the shares of Anodyne stock owned by the borrower and an unconditional personal guaranty by Anodyne’s chief executive officer.
     CGI is the beneficial owner of 35.9% of the Trust’s shares on a fully diluted basis, after giving effect to the acquisition, and is our single largest shareholder. CGI also is the sole owner of The Compass Group International LLC, the entity that previously employed members of our management team. While working for such entity, they advised CGI on the acquisition and management of Anodyne’s businesses. Additional information about the relationship between CGI and our management team is more fully set forth in our previously filed registration statement on Form S-1 (File No. 333-130326) and the amendments thereto.
  The terms and conditions of the purchase agreements, including the aggregate purchase price, were negotiated between representatives of CGI and our manager. The terms, including pricing, and conditions of the purchases were reviewed and approved by the independent directors of the Company and the independent directors of Anodyne. The terms and conditions of the amended Anodyne credit facility were similarly reviewed and approved by the independent directors of the Company and the independent directors of Anodyne.
     Duff & Phelps provided a fairness opinion to the Company’s board of directors on the transaction.
     Compass Group Management LLC, our manager, acted as an advisor to the Company in the transaction for which it received fees and expense payments totaling approximately $300,000.
Item 2.01 Completion of Acquisition or Disposition of Assets
     On July 31, 2006, pursuant to the terms of the Stock and Note Purchase Agreement and the Note Purchase and Sale Agreement, the Company acquired a controlling interest in Anodyne and acquired all of Anodyne’s debt under its credit facility, as more fully described under Item 1.01 above. As a result of the purchases, Anodyne became a direct subsidiary of the Company and an indirect subsidiary of the Trust.
Item 3.02 Unregistered Sale of Equity Securities
     On July 31, 2006, the Trust issued 950,000 shares of its trust interests to CGI as part of the consideration paid under the Stock and Note Purchase Agreement, which shares were valued at $13.77 per share or $13.1 million in the aggregate. The shares were issued without registration in reliance upon Section 4(2) of the Securities Act. CGI is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

2.1	Stock and Note Purchase Agreement dated as of July 31, 2006, among Compass Group Diversified Holdings LLC, Compass Group Investments, Inc. and Compass Medical Mattress Partners, LP.

99.1	Note Purchase and Sale Agreement dated as of July 31, 2006 among Compass Group Diversified Holdings LLC, Compass Group Investments, Inc. and Compass Medical Mattress Partners, LP.

99.2	Press Release dated August 1, 2006 regarding purchase of stock and notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2006	COMPASS DIVERSIFIED TRUST
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Regular Trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2006	COMPASS GROUP DIVERSIFIED HOLDINGS LLC
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Chief Financial Officer